SUPPLEMENT DATED JUNE 23, 2025 TO THE CURRENT SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:

Invesco Global Opportunities Fund

(the “Fund”)

This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in connection with the Summary and Statutory Prospectuses and SAI and retain it for future reference.

Effective June 23, 2025, Máire Lane no longer serves as a Portfolio Manager of the Fund. Accordingly, all information and references related to Ms. Lane are hereby removed from the Fund’s Summary and Statutory Prospectuses and SAI.

O-GLOPP-SUMSTATSAI-SUP 062325